EXHIBIT 99.2

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
                   COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                 Consolidated Statements of Financial Condition


(In thousands, except per share data)                           December 31, 2007   December 31, 2006*
                                                                ------------------- --------------------
                                                                   (Unaudited)
                                    Assets
Cash and due from banks, noninterest-bearing                     $           9,883   $           12,825
Interest-bearing deposits in other banks                                     3,910                4,190
                                                                ------------------- --------------------
              Total cash and cash equivalents                               13,793               17,015

Securities:
    Available for sale (amortized cost of $40,868 at
      December 31, 2007 and $44,079 at December 31, 2006)                   40,810               43,351
    Held to maturity (estimated market value of $4,532 at
      December 31, 2007 and $1,681 at December 31, 2006)                     4,512                1,738
FHLB stock                                                                   7,085                6,715
Loans held for sale                                                          3,680                4,442

Loans                                                                      820,104              761,398
    Less allowance for loan losses                                           8,788                7,786
                                                                ------------------- --------------------
              Net loans                                                    811,316              753,612

Other real estate owned                                                      5,924                  653
Accrued interest receivable                                                  5,003                4,467
Premises and equipment, net                                                 12,609               10,437
Intangible assets                                                            5,792                1,462
Other assets                                                                16,299               16,198
                                                                ------------------- --------------------
              Total assets                                       $         926,823   $          860,090
                                                                =================== ====================

                                    Liabilities and Stockholders' Equity

Deposits                                                         $         714,892   $          661,892
Short-term borrowings                                                       18,371               27,485
Escrow deposits                                                                522                  415
Accrued interest payable                                                       588                  480
Accrued expenses and other liabilities                                       3,743                3,659
Long-term obligations                                                      123,530              108,536
                                                                ------------------- --------------------
              Total liabilities                                            861,646              802,467
                                                                ------------------- --------------------

Stockholders' equity:
    Preferred stock, $1 par value: 3,000 shares authorized,
      no shares issued and outstanding                                           -                    -
    Common stock, $1 par value: 14,000 shares authorized,
      6,554 and 6,514 issued and outstanding at December 31, 2007
      and December 31, 2006, respectively                                    6,554                6,514
    Additional paid-in capital                                               3,240                2,909
    Accumulated other comprehensive loss                                       (36)                (447)
    Retained earnings                                                       55,419               48,647
                                                                ------------------- --------------------
              Total stockholders' equity                                    65,177               57,623
                                                                ------------------- --------------------
              Total liabilities and stockholders' equity         $         926,823   $          860,090
                                                                =================== ====================

Book value per common share                                      $            9.94   $             8.85
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* Derived from audited consolidated financial statements.



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

                                     COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                                  Consolidated Statements of Operations (Unaudited)

                                                                   Three Months Ended                 Twelve Months Ended
                                                                      December 31,                         December 31,
(In thousands, except per share data)                           2007              2006               2007               2006
                                                          ----------------  -----------------  ----------------   ----------------
Interest and dividend income:
    Loans                                                  $       15,771    $        14,676    $       61,806     $       53,805
    Securities                                                        523                503             2,093              2,025
    Other                                                              71                119               273                337
    Dividends on FHLB stock                                           107                 96               406                362
                                                          ----------------  -----------------  ----------------   ----------------
                Total interest and dividend income                 16,472             15,394            64,578             56,529
                                                          ----------------  -----------------  ----------------   ----------------

Interest expense:
    Deposits                                                        7,644              6,752            28,987             22,389
    Short-term borrowings                                             180                327             1,129              1,309
    Long-term obligations                                           1,495              1,228             5,397              4,694
                                                          ----------------  -----------------  ----------------   ----------------
                Total interest expense                              9,319              8,307            35,513             28,392
                                                          ----------------  -----------------  ----------------   ----------------

Net interest income                                                 7,153              7,087            29,065             28,137
Provision for loan losses                                             450                350             1,450              2,235
                                                          ----------------  -----------------  ----------------   ----------------
                Net interest income after
                  provision for loan losses                         6,703              6,737            27,615             25,902
                                                          ----------------  -----------------  ----------------   ----------------

Noninterest income:
    Gain on sale of loans                                             258                461             1,371              1,792
    Service charges and fees on loans                                 137                190               462                606
    Deposit-related fees                                              630                533             2,225              2,054
    Gain on disposal of premises and equipment                          -                  5               271                  3
    Earnings on bank-owned life insurance                              89                 91               364                373
    Other income, net                                                  64                 75               234                254
                                                          ----------------  -----------------  ----------------   ----------------
                Total noninterest income                            1,178              1,355             4,927              5,082
                                                          ----------------  -----------------  ----------------   ----------------

Noninterest expense:
    Compensation and fringe benefits                                3,073              2,966            12,246             11,750
    Occupancy and equipment                                         1,012                935             3,992              3,804
    Professional and consulting fees                                  175                127               722                720
    Advertising                                                       152                150               566                557
    Other                                                             633                583             2,338              2,185
                                                          ----------------  -----------------  ----------------   ----------------
                Total noninterest expense                           5,045              4,761            19,864             19,016
                                                          ----------------  -----------------  ----------------   ----------------

Income before income taxes                                          2,836              3,331            12,678             11,968
Income tax expense                                                  1,031              1,222             4,597              4,328
                                                          ----------------  -----------------  ----------------   ----------------
                Net income                                 $        1,805    $         2,109    $        8,081     $        7,640
                                                          ================  =================  ================   ================

Net income per common share:
    Basic                                                  $         0.28    $          0.32    $         1.24     $         1.18
    Diluted                                                $         0.27    $          0.32    $         1.22     $         1.15

Weighted average common shares outstanding:
    Basic                                                           6,552              6,513             6,536              6,491
    Diluted                                                         6,632              6,645             6,638              6,626

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

AVERAGE BALANCES
COOPERATIVE BANKSHARES, INC.
                                                                     For the Three Months Ended

(Dollars in thousands)                                December 31, 2007                      December 31, 2006
                                            --------------------------------------  -------------------------------------
                                                                        Average                                Average
                                              Average                   Yield/       Average                    Yield/
                                              Balance     Interest       Cost        Balance      Interest       Cost
                                            ------------ ------------ ------------  -----------  -----------  -----------
ASSETS
Interest-earning assets:
     Interest-bearing deposits in other banks $   5,993     $     71        4.74%    $   8,526     $    119        5.58%
     Securities:
      Available for sale                         41,375          465        4.50%       42,181          483        4.58%
      Held to maturity                            4,545           58        5.10%        1,780           20        4.49%
     FHLB stock                                   7,047          107        6.07%        6,473           96        5.93%
     All loans                                  821,301       15,771        7.68%      756,265       14,676        7.76%
                                            ------------ ------------ ------------  -----------  -----------  -----------
        Total interest-earning assets           880,261       16,472        7.49%      815,225       15,394        7.55%
Noninterest-earning assets                       42,008                                 31,756
                                            ------------                            -----------
Total assets                                  $ 922,269                              $ 846,981
                                            ============                            ===========

LIABILITIES AND
STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
     Deposits                                 $ 662,982        7,644        4.61%    $ 608,257        6,752        4.44%
     Borrowed funds                             139,496        1,675        4.80%      131,892        1,555        4.72%
                                            ------------ ------------ ------------  -----------  -----------  -----------
        Total interest-bearing liabilities      802,478        9,319        4.65%      740,149        8,307        4.49%
                                                         ------------                            -----------
Noninterest-bearing liabilities                  54,935                                 49,299
                                            ------------                            -----------
        Total liabilities                       857,413                                789,448
        Stockholders' equity                     64,856                                 57,533
                                            ------------                            -----------
Total liabilities and stockholders' equity    $ 922,269                              $ 846,981
                                            ============                            ===========

Net interest income                                         $  7,153                               $  7,087
                                                         ============                            ===========

Interest rate spread                                                        2.84%                                  3.06%
                                                                      ============                            ===========

Net yield on interest-earning assets                                        3.25%                                  3.48%
                                                                      ============                            ===========

Percentage of average interest-earning
   assets to average interest-bearing
   liabilities                                                             109.7%                                 110.1%
                                                                      ============                            ===========
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